Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Alaska Pacific Bancshares, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 8, 2008

Dear Stockholder:

        You are cordially invited to attend the annual meeting of stockholders of Alaska Pacific Bancshares, Inc., the holding company for Alaska Pacific Bank. The meeting will be held in the Gastineau Suite of the Westmark Baranof Hotel located at 127 North Franklin Street, Juneau, Alaska, on Tuesday, May 20, 2008, at 11:00 a.m., local time.

        The Notice of Annual Meeting of Stockholders and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the our operations. Directors and officers of Alaska Pacific Bancshares, Inc., as well as a representative of Moss Adams LLP, our independent auditor, will be present to respond to appropriate questions of stockholders.

        It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To ensure that your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

        We look forward to seeing you at the meeting.
Sincerely,

/s/Craig E. Dahl

Craig E. Dahl
President and Chief Executive Officer

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ALASKA PACIFIC BANCSHARES, INC.
2094 JORDAN AVENUE
JUNEAU, ALASKA 99801
(907) 789-4844

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 20, 2008

        Notice is hereby given that the annual meeting of stockholders of Alaska Pacific Bancshares, Inc. will be held in the Gastineau Suite of the Westmark Baranof Hotel located at 127 North Franklin Street, Juneau, Alaska, on Tuesday, May 20, 2008, at 11:00 a.m., local time.

        A proxy card and a proxy statement for the annual meeting are enclosed. The meeting is for the purpose of considering and acting upon the following proposals:

        Proposal 1.     To elect three directors to each serve for a three-year term; and one director to serve for a two-year term; and

        Proposal 2.     To ratify the appointment of Moss Adams LLP as our independent auditor for the fiscal year ending December 31, 2008.

        We will also consider and act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof. As of the date of this notice, we are not aware of any other business to come before the annual meeting.

        The Board of Directors has fixed the close of business on March 24, 2008 as the record date for the annual meeting. This means that shareholders of record at the close of business on that date are entitled to receive notice of and to vote at the meeting and any adjournment thereof. To ensure that your shares are represented at the meeting, please take the time to vote by signing, dating and mailing the enclosed proxy card which is solicited on behalf of the Board of Directors. The proxy will not be used if you attend and vote at the annual meeting in person. Regardless of the number of shares you own, your vote is very important. Please act today.

BY ORDER OF THE BOARD OF DIRECTORS

/s/Gillian R. Hays

GILLIAN R. HAYS
SECRETARY

Juneau, Alaska
April 8, 2008

IMPORTANT: The prompt return of proxies will save us the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

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PROXY STATEMENT
OF
ALASKA PACIFIC BANCSHARES, INC.
2094 JORDAN AVENUE
JUNEAU, ALASKA 99801

ANNUAL MEETING OF STOCKHOLDERS
MAY 20, 2008

        The Board of Directors of Alaska Pacific Bancshares, Inc. is using this proxy statement to solicit proxies from our stockholders for use at the annual meeting of stockholders. We are first mailing this Proxy Statement and the enclosed form of proxy to our stockholders on or about April 8, 2008.

        The information provided in this proxy statement relates to Alaska Pacific Bancshares, Inc. and its wholly-owned subsidiary, Alaska Pacific Bank. Alaska Pacific Bancshares, Inc. may also be referred to as "Alaska Pacific." References to "we," "us" and "our" refer to Alaska Pacific and, as the context requires, Alaska Pacific Bank.

INFORMATION ABOUT THE ANNUAL MEETING

Time and Place of the Annual Meeting

        Our annual meeting will be held as follows:

        Date:      Tuesday, May 20, 2008
        Time:     11:00 a.m., local time
        Place:     Gastineau Suite of the Westmark Baranof Hotel
                        127 North Franklin Street, Juneau, Alaska

Matters to Be Considered at the Annual Meeting

        At the meeting, you will be asked to consider and vote upon the following proposals:

        Proposal 1.     Election of three directors to each serve for a three-year term; and one director to serve for a two-year term.

        Proposal 2.     Ratification of the appointment of Moss Adams LLP as our independent auditor for the fiscal year ending December 31, 2008.

We will also transact any other business that may properly come before the annual meeting. As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this proxy statement.

Who is Entitled to Vote?

        We have fixed the close of business on March 24, 2008 as the record date for stockholders entitled to notice of and to vote at our annual meeting. Only holders of record of Alaska Pacific's common stock on that date are entitled to notice of and to vote at the annual meeting. You are entitled to one vote for each share of Alaska Pacific common stock you own. On March 24, 2008, there were 653,009 shares of Alaska Pacific common stock outstanding and entitled to vote at the annual meeting.

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How Do I Vote at the Annual Meeting?

        Proxies are solicited to provide all stockholders of record on the voting record date an opportunity to vote on matters scheduled for the annual meeting and described in these materials. You are a shareholder of record if your shares of Alaska Pacific common stock are held in your name. If you are a beneficial owner of Alaska Pacific common stock held by a broker, bank or other nominee (i.e., in "street name"), please see the instructions in the following question.

        Shares of Alaska Pacific common stock can only be voted if the stockholder is present in person or by proxy at the annual meeting. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting. You can always change your vote at the meeting if you are a stockholder of record.

        Voting instructions are included on your proxy card. Shares of Alaska Pacific common stock represented by properly executed proxies will be voted by the individuals named on the proxy card in accordance with the stockholder's instructions. Where properly executed proxies are returned to us with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares "FOR" the election of each of our director nominees and "FOR" ratification of the appointment of Moss Adams LLP as our independent auditor for the fiscal year ending December 31, 2008. If any other matters are properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment. We do not currently expect that any other matters will be properly presented for action at the annual meeting.

        You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children. In this case, you will receive three separate proxy cards to vote.

What if My Shares Are Held in Street Name?

        If you are the beneficial owner of shares held in street name by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your broker, your broker may nevertheless vote the shares with respect to discretionary items, but will not be permitted to vote your shares with respect to non-discretionary items, pursuant to current industry practice. In the case of non-discretionary items, shares not voted are treated as "broker non-votes."

        If your shares are held in street name, you will need proof of ownership to be admitted to the annual meeting. A recent brokerage statement or letter from the record holder of your shares are examples of proof of ownership. If you want to vote your shares of common stock held in street name in person at the annual meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

How Will My Shares of Common Stock Held in the Employee Stock Ownership Plan Be Voted?

        We maintain an employee stock ownership plan ("ESOP") which owns 8.0% of Alaska Pacific's common stock. Employees of Alaska Pacific and Alaska Pacific Bank participate in the ESOP. If you participate in the ESOP, the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in your plan account. If an ESOP participant properly executes the proxy card, the ESOP trustee will vote the participant's shares in accordance with the participant's instructions. Unallocated shares of Alaska Pacific common stock held by the ESOP and allocated shares for which voting instructions are not received will be voted by trustee in the same proportion as shares for which the trustee has received voting instructions. The deadline for returning your voting instructions to the trustees is May 12, 2008. The trustees of the ESOP are Craig E. Dahl, Julie M. Pierce, Leah Cazemier and Christopher P. Bourque.

How Many Shares Must Be Present to Hold the Meeting?

        A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of at least a majority of the shares of Alaska Pacific common stock entitled to vote at the annual

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meeting as of the record date will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a Quorum Is Not Present at the Meeting?

        If a quorum is not present at the scheduled time of the meeting, a majority of the stockholders present or represented by proxy may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the meeting is adjourned for three days or more. An adjournment will have no effect on the business that may be conducted at the meeting.

Vote Required to Approve Proposal 1: Election of Directors

        Directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of Alaska Pacific common stock. Accordingly, the four nominees for election as directors who receive the highest number of votes actually cast will be elected. Pursuant to our articles of incorporation, stockholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from each nominee. Our Board of Directors unanimously recommends that you vote "FOR" the election of each of its director nominees.

Vote Required to Approve Proposal 2: Ratification of the Appointment of Our Independent Auditor

        Ratification of the appointment of Moss Adams LLP as our independent auditor for the fiscal year ending December 31, 2008 requires the affirmative vote of the majority of shares cast, in person or by proxy, at the annual meeting by holders of Alaska Pacific common stock. Our Board of Directors unanimously recommends that you vote "FOR" the proposal to ratify the appointment of Moss Adams LLP as our independent auditor for the fiscal year ending December 31, 2008.

May I Revoke My Proxy?

        You may revoke your proxy before it is voted by:

submitting a new proxy with a later date;

notifying the Secretary of Alaska Pacific in writing before the annual meeting that you have revoked your proxy; or

voting in person at the annual meeting.

        If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. However, if your shares are held in street name, you must bring a validly executed proxy from the nominee indicating that you have the right to vote your shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth, as of March 24, 2008, the voting record date, information regarding share ownership of:

those persons or entities (or groups of affiliated person or entities) known by management to beneficially own more than five percent of Alaska Pacific's common stock other than directors and executive officers;

each director and director nominee of Alaska Pacific;

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each executive officer of Alaska Pacific or Alaska Pacific Bank named in the Summary Compensation Table appearing under "Executive Compensation" below (known as "named executive officers"); and

all current directors and executive officers of Alaska Pacific and Alaska Pacific Bank as a group.

       Persons and groups who beneficially own in excess of five percent of Alaska Pacific's common stock are required to file with the Securities and Exchange Commission ("SEC"), and provide a copy to us, reports disclosing their ownership pursuant to the Securities Exchange Act of 1934. To our knowledge, no other person or entity, other than the one set forth below, beneficially owned more than five percent of the outstanding shares of Alaska Pacific's common stock as of the close of business on the voting record date.

        Beneficial ownership is determined in accordance with the rules and regulations of the SEC. In accordance with Rule 13d-3 of the Securities Exchange Act, a person is deemed to be the beneficial owner of any shares of common stock if he or she has voting and/or investment power with respect to those shares. Therefore, the table below includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power. In addition, in computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options that are currently exercisable or exercisable within 60 days after the voting record date are included in the number of shares beneficially owned by the person and are deemed outstanding for the purpose of calculating the person's percentage ownership. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

        As of the voting record date, there were 653,009 shares of Alaska Pacific common stock outstanding.
Name	Number of Shares Beneficially Owned (1)		Percent of Shares Outstanding (%)

Beneficial Owners of More Than 5%
(Other Than Directors and Executive Officers)

Alaska Pacific Bancshares, Inc.	52,433	(2)	8.0
Employee Stock Ownership Plan Trust
2094 Jordan Avenue
Juneau, Alaska 99801

Advisory Research, Inc.	35,163	(3)	5.4
180 North Stetson Street, Suite 5500
Chicago, Illinois 60601

Lance S. Gad	36,975	(4)	5.7
1250 Fence Row Drive
Fairfield, Connecticut 06430

David G. MacDonald	40,000	(5)	6.1
1010 Otter Run
Juneau, Alaska 99801

Jonathan P. McCreary	62,863	(6)	9.6
Palisade Financial Partners LP
Palisade Capital Management LLC
151 South Worthen, Suite 2
Wenatchee, Washington 98802

(Table continues on following page)

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Name	Number of Shares Beneficially Owned (1)	Percent of Shares Outstanding (%)
Director Nominee

Maxwell S. Rule	--	*

Directors

Robert E. Allen, Jr.	600	*
BethAnn Chapman	1,300	*
William A. Corbus	--	*
Hugh N. Grant	20,055	3.1
Roger Grummett	14,588	2.2
Eric McDowell	13,390	2.0
Scott C. Milner	5,287	*
William J. Schmitz	14,588	2.2

Named Executive Officers

Craig E. Dahl (7)	34,618	5.2
John E. Robertson	4,186	*
Leslie Dahl	3,498	*

All Executive Officers and Directors as a Group (13 persons)	113,982	16.5

*	Less than 1% of shares outstanding.
(1)

The amounts shown also include the following number of shares which the indicated individuals have the right to acquire within 60 days of the close of business on the voting record date through the exercise of stock options granted pursuant to Alaska Pacific's stock option plans: Mr. Allen, 500 shares; Ms. Chapman, 1,000 shares; Mr. Grant, 3,277 shares; Mr. Grummett, 3,277 shares; Mr. McDowell, 3,277 shares; Mr. Milner, 2,500 shares; Mr. Schmitz, 3,277 shares; Mr. Dahl, 16,080 shares; Mr. Robertson, 2,400 shares; Ms. Dahl, 1,960 shares; and all executive officers and directors as a group, 38,908 shares.

(2)	As of the close of business on the voting record date, 46,840 shares have been allocated to participants' accounts.
(3)	Based on information disclosed in a Schedule 13G, dated February 13, 2008, filed with the SEC.
(4)	Based on information disclosed in a Schedule 13G, dated August 12, 2002, filed with the SEC.
(5)	Based on information disclosed in a Schedule 13G/A, dated January 12, 2006, filed with the SEC.
(6)	Based on information disclosed in a Schedule 13G/A, dated February 12, 2008, filed with the SEC.
(7)	Mr. Dahl is also a director of Alaska Pacific.

PROPOSAL 1 - ELECTION OF DIRECTORS

        Our Board of Directors consists of nine members and is divided into three classes. One-third of the directors are elected annually to serve for a three-year period or until their respective successors are elected and qualified. Deborah R. Marshall, who had served as a director since 1992 announced her retirement from the Board of Directors, effective as of December 31, 2007. The Board of Directors appointed William A. Corbus, effective as of January 1, 2008, to fill the remainder of her term that expires in May 2010. Mr. Corbus was recommended by a non-management director. Robert E. Allen, Jr., who has served as a director since 2007, announced his resignation from the Board of Directors effective with the expiration of his term at this year's annual meeting, as a result of a cross country move. The Nominating Committee of the Board of Directors has nominated Maxwell S. Rule to stand for election at the annual meeting to fill the vacancy created by Mr. Allen's departure. Mr. Rule was recommended by our Chief Executive Officer and management.

        The table below sets forth information regarding each director of Alaska Pacific and each nominee for director. The Corporate Governance and Nominating Committee of the Board of Directors selects nominees for election as

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directors and has nominated Craig E. Dahl, Hugh N. Grant and Eric McDowell, each to serve for a three- year term, and Maxwell S. Rule, to serve a two-year term. The nominations of directors made by the Committee were ratified by the Board of Directors at a meeting held on February 21, 2008 with respect to the directors to be elected for a three-year term and on March 13, 2008 with respect to the director to be elected for a two-year term. Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If any nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority. At this time, we are not aware of any reason why a nominee might be unable to serve if elected.

        The Board of Directors recommends a vote "FOR" the election of Maxwell S. Rule, Craig E. Dahl, Hugh N. Grant and Eric McDowell.
Name	Age as of December 31, 2007	Year First Elected or Appointed Director (1)	Term to Expire

BOARD NOMINEES

Maxwell S. Rule	46	(2)	2010 (3)
Craig E. Dahl	58	1996	2011 (3)
Hugh N. Grant	72	1990	2011 (3)
Eric McDowell	65	1989	2011 (3)

CURRENT DIRECTORS

William J. Schmitz	77	1987	2009
Scott C. Milner	52	2002	2009
BethAnn Chapman	47	2006	2009
William A. Corbus	70	2008	2010
Roger Grummett	65	1987	2010
Robert E. Allen, Jr.	44	2007	2008 (4)

(1)	Other than Mr. Rule, Mr. Allen and Mr. Corbus, includes prior service on the Board of Directors of Alaska Pacific Bank.
(2)	Mr. Rule is initially standing for election at the annual meeting.
(3)	Assuming the individual is elected.
(4)	Mr. Allen is resigning effective as of the expiration of his term at this year's annual meeting, as a result of a cross country move.

        The present principal occupation and other business experience during the last five years of each nominee for election and for each current director is set forth below:

        Maxwell S. Rule is Chief Financial Officer of Hames Corporation, Triple C Ventures, Inc. and Clearwater Bay Corporations, companies with which he has been affiliated since 1993. Prior to that, he served as accounting manager for the City of Ketchikan, Alaska and audit senior with a regional public accounting firm. Mr. Rule is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants and the Washington Society of Public Accountants.

        Craig E. Dahl has been associated with Alaska Pacific Bank since 1992 and has served as its President and Chief Executive Officer since 1996, and as President and Chief Executive Officer of Alaska Pacific since its formation in 1999. Mr. Dahl also serves as Vice Chairman of the Board of Directors of the Federal Home Loan Bank of Seattle and as Chairman of its Audit Committee. Prior to joining Alaska Pacific Bank, Mr. Dahl was President of the B.M. Behrends Bank in Juneau, Alaska.

        Hugh N. Grant has been self-employed as a contractor and real estate developer in Juneau, Alaska since 1961. He is also the owner of the local Western Auto/Marine store and other business establishments in Juneau.

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        Eric McDowell is President and a majority stockholder of McDowell Group, Inc., an economic, market and business research and consulting group established in 1972, with locations in Juneau, Anchorage and Kodiak, Alaska.

        William J. Schmitz is a Certified Public Accountant and a partner in the accounting firm of Schmitz & Buck in Juneau, Alaska, which has been in existence since 1961.

        Scott C. Milner, CPA, is a member of the American Institute of Certified Public Accountants and has been President of the accounting firm of Milner, Howard, Mortensen & Palmer (PC), CPAs in Ketchikan, Alaska since 1986.

        BethAnn Chapman has practiced law in Juneau since 1988 with Faulkner Banfield, P.C. in the areas of business, estate and retirement planning, trust and estate litigation, and federal, state and local taxation. As a fellow of the American College of Trusts & Estate Counsel, Ms. Chapman is part of a select group of attorneys who are nationally recognized in the practice of estate planning, probate and trust law. She serves as trustee of the Alaska Bar Foundation.

        William A. Corbus has served as President and Director of Alaska Energy and Resources Company in Juneau, Alaska (Parent of Alaska Electric Light and Power Company), and Chairman and Director of Alaska Electric Light and Power Company since 2007, as well as from 1978 through 1988 and again from 1997 through 2002. He served as Commissioner of the Alaska State Department of Revenue from December 2002 through 2006.

        Roger Grummett became Chairman of the Board on October 21, 2003 after serving as Vice-Chairman since 1996. Prior to his retirement in 1997, he was a Partner at Shattuck & Grummett Insurance Agency in Juneau, Alaska for 33 years.

        Robert E. Allen, Jr. is part owner of a family-business, Allen Marine, Inc. established in 1967, which is based in Sitka, Alaska. The company provides whale-watching and wildlife sightseeing trips in Sitka, Juneau, and Ketchikan. It also builds boats and operates retail stores in Sitka and Juneau as Allen Marine Sales and Service, LLC.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
AND CORPORATE GOVERNANCE MATTERS

Board of Directors

        The Boards of Directors of Alaska Pacific and Alaska Pacific Bank conduct their business through meetings of the respective Boards and their committees. During the fiscal year ended December 31, 20076, the Board of Directors of Alaska Pacific held four meetings and the Board of Directors of Alaska Pacific Bank held 12 meetings. No director of Alaska Pacific and Alaska Pacific Bank attended fewer than 75% of the total meetings of the Boards and committees on which that person served during this period.

Committees and Committee Charters

        The Board of Directors of Alaska Pacific has standing Audit, Compensation, and Corporate Governance and Nominating Committees, and has adopted written charters for each of these committees. Although copies of these charters are not available on our website, they are attached to the annual meeting proxy statement at least once every three years or when the charter has been materially amended. A copy of our Corporate Governance and Nominating Committee charter was attached to last year's annual meeting proxy statement. Copies of our Audit Committee charter and Compensation Committee charter are attached to this proxy statement as Appendix A and Appendix B, respectively. You may obtain a copy of these documents, free of charge, by writing to: Gillian R. Hays, Secretary, Alaska Pacific Bancshares, Inc., 2094 Jordan Avenue, Juneau, Alaska 99801, or by calling (907) 789-4844.

Audit Committee

        The Audit Committee, consisting of Directors Milner (Chairman), Grant, Grummett and McDowell, is responsible for reviewing the internal auditors' reports and results of their examination prior to review by and with the

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entire Board of Directors and retains and establishes the scope of engagement of Alaska Pacific's independent auditor. The Board of Directors has designated Director Milner as the Audit Committee financial expert, as defined in the SEC's Regulation S-B. This Committee met three times during the 2007 fiscal year.

Compensation Committee

        The Compensation Committee, consists of Directors Schmitz (Chairman), Grummett, Grant and Chapman, and is responsible for reviewing the compensation of executive officers of Alaska Pacific, and its human resource management policies. This Committee meets on an as-needed basis and met twice during fiscal 2007.

        The Committee also meets, outside of the presence of the President and Chief Executive Officer, to discuss his performance and make its determination of his compensation and benefits. The President and Chief Executive Officer makes recommendations to the Compensation Committee regarding the compensation of all other executive officers. The Committee considers the recommendations of the President and Chief Executive Officer and makes its determination of all other executive officers' compensation and benefits.

Corporate Governance and Nominating Committee

        The Corporate Governance and Nominating Committee, consisting of Directors McDowell (Chairman), Schmitz, Grummett and Chapman, is responsible for the annual selection of nominees for election as directors of Alaska Pacific. This Committee met three times during the 2007 fiscal year.

        The Corporate Governance and Nominating Committee met on February 21, 2008 and again on March 13, 2008 to nominate directors for election at the annual meeting of stockholders. Only those nominations made by the Committee or properly presented by stockholders will be voted upon at the annual meeting. In its deliberations for selecting candidates for nominees as director, the Committee considers the candidate's knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of Alaska Pacific Bank's market area. Any nominee for director made by the Committee must be highly qualified with regard to some or all the attributes listed in the preceding sentence. In searching for qualified director candidates to fill vacancies in the Board, the Committee solicits the current Board of Directors for names of potentially qualified candidates. Additionally, the Committee may request that the Board of Directors pursue their own business contacts for the names of potentially qualified candidates. The Committee would then consider the potential pool of director candidates, select the top candidate based on the candidates' qualifications and the Board's needs, and conduct a thorough investigation of the proposed candidate's background to ensure there is no past history that would cause the candidate not to be qualified to serve as a director of Alaska Pacific. The Committee will consider director candidates recommended by Alaska Pacific's stockholders. In the event a stockholder has submitted a proposed nominee, the Committee would consider the proposed nominee, along with any other proposed nominees recommended by members of the Board of Directors, in the same manner in which the Committee would evaluate its nominees for director. For a description of the proper procedure for stockholder nominations, see "Stockholder Proposals" in this Proxy Statement.

Corporate Governance

        We are committed to establishing and maintaining high standards of corporate governance. Our executive officers and the Board of Directors have worked together to establish a comprehensive set of corporate governance practices that they believe will serve the long-term interests of our stockholders and employees. These initiatives are intended to comply with the provisions contained in the Sarbanes-Oxley Act of 2002, the rules and regulations of the SEC adopted thereunder, and, although we are not listed on the Nasdaq Stock Market, the Nasdaq rules. The Board of Directors will continue to evaluate, and improve our corporate governance principles and policies as necessary and as required.

        Code of Ethics. On February 14, 2004, the Board of Directors adopted a Code of Ethics for our principal executive officer and senior financial officers, directors, and officers and other employees. The Code of Ethics is reviewed by the Board of Directors annually and requires individuals to maintain the highest standards of professional

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conduct, and was renewed on July 20, 2006. A copy of our Code of Ethics was filed as an exhibit to our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 and is available upon request sent to: Gillian R. Hays, Secretary, Alaska Pacific Bancshares, Inc., 2094 Jordan Avenue, Juneau, Alaska 99801, or by calling (907) 789-4844.

        Communications with the Board of Directors. The Board of Directors maintains a process for stockholders to communicate with the Board. Stockholders wishing to communicate with the Board of Directors should send any communication to the Secretary, Alaska Pacific Bancshares, Inc., 2094 Jordan Avenue, Juneau, Alaska 99801. The Secretary will forward such communication to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to take appropriate legal action regarding the communication.

        Attendance at Annual Meetings. We do not have a policy regarding Board member attendance at annual meetings of stockholders; however, we do request that all directors attend each annual meeting of stockholders. All of the members of the Board of Directors attended the annual meeting of stockholders of Alaska Pacific held on May 15, 2007.

        Related Party Transactions. Alaska Pacific Bank has followed a policy of granting loans to officers and directors, which fully complies with all applicable federal regulations, and are made in accordance with our normal underwriting guidelines. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such director or executive officer and his or her related interests are in excess of the greater of $25,000, or 5% of Alaska Pacific Bank's capital and surplus must be approved in advance by a majority of the disinterested members of the Board of Directors. The aggregate amount of loans by Alaska Pacific Bank to its executive officers and directors and their affiliates was $3.9 million at December 31, 2007. These loans (i) were made in the ordinary course of business, (ii) were made on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with Alaska Pacific Bank's other customers and (iii) did not involve more than the normal risk of collectibility or present other unfavorable features when made. All loan approval and review procedures are governed by written policies.

        Family Relationships. Craig E. Dahl, our President and Chief Executive Officer, and Leslie Dahl, our Senior Vice President and Chief Lending Officer, are married to each other.

        Director Independence. Although we are not listed on Nasdaq, we have chosen to apply the definition for "independent" under the Nasdaq rules, as permitted by the SEC's Regulation S-B. Using this definition, the Board has determined that eight of our nine directors are independent, as defined by Nasdaq. Robert E. Allen, BethAnn Chapman, William A. Corbus, Hugh N. Grant, Roger Grummett, Eric McDowell, Scott C. Milner and William J. Schmitz are independent. The Board has also determined that, if elected, Maxwell S. Rule also will be independent using the Nasdaq definition. Furthermore, the Board has determined that each member of the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee is independent, as defined by Nasdaq, including the elevated standard applicable to Audit Committee members.

DIRECTORS' COMPENSATION

Director Compensation Table

        The following table shows the compensation paid to the our non-employee directors for 2007. Directors who are employees of Alaska Pacific or Alaska Pacific Bank are not compensated for their services as directors; accordingly, compensation information for Craig E. Dahl, who is our President and Chief Executive Officer, is included in the section entitled "Executive Compensation." We do not offer any non-equity incentive plan compensation and do not permit the deferral of compensation on a basis that is not tax-qualified; therefore, these columns have been omitted from the table below.

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Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total($)

Robert E. Allen, Jr.	7,950	--	2,280	--	10,230
BethAnn Chapman	13,000	--	4,844	--	17,844
Hugh N. Grant	12,250	--	--	5,998	18,248
Roger Grummett	15,350	--	--	11,650	27,000
Deborah R. Marshall (3)	13,450	--	--	5,998	23,948
Eric McDowell	12,000	--	--	5,998	17,998
Scott C. Milner	13,650	--	15,958	11,650	41,258
Marta Ryman (4)	4,100	--	--	--	4,100
William J. Schmitz	12,700	--	--	5,998	18,698

(1)	Represents the dollar amount recognized for financial statement reporting purposes in 2007, calculated pursuant to the provisions of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004), "Share-Based Payment" ("FAS 123R"). For a discussion of valuation assumptions, see Note 14 of the Notes to Consolidated Financial Statements in Alaska Pacific's Annual Report on Form 10-KSB for the year ended December 31, 2007. The directors had the following awards of stock options outstanding as of December 31, 2007: Mr. Allen, 2,500 options; Ms. Chapman, 2,500 options; Mr. Grant, 4,588 options; Mr. Grummett, 4,588 options; Ms. Marshall, 1,311 options; Mr. McDowell, 4,588 options; Mr. Milner, 2,500 options; and Mr. Schmitz, 4,588 options.
(2)	Reflects payment of health insurance premium by Alaska Pacific. For Ms. Marshall, also includes a fee of $4,500 for preparation of a Board handbook.
(3)	Ms. Marshall retired effective as of December 31, 2007.
(4)	Ms. Ryman retired effective as of last year's annual meeting, at which point Mr. Allen was elected to the Board of Directors.

        All non-management directors of Alaska Pacific Bank, other than the Chairman of the Board, receive a monthly retainer of $575. The Chairman of the Board receives a monthly retainer of $700. All non-management directors receive a fee of $400 per regular Board meeting attended, $400 for the annual strategic planning retreat, and either $200 or $400 per special meeting attended, depending on the length of the meeting. Committee members receive a fee of $150 per meeting attended and committee chairs receive a fee of $200 per committee meeting attended. Non-management directors of the Advisory Board also receive $100 per committee attended. No separate fees are paid for service on Alaska Pacific's Board of Directors, unless the Board meets on a day when a meeting of the Board of Directors of the Bank did not meet, in which case Board members receive a fee of $150.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table shows information regarding 2007 compensation for our named executive officers: (1) Craig E. Dahl, our Chief Executive Officer; (2) our two other most highly compensated executive officers, who are John E. Robertson and Leslie Dahl. We do not offer any non-equity incentive plan compensation and do not permit the deferral of compensation on a basis that is not tax-qualified; therefore, these columns have been omitted from the table below.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	All Other Compen- sation ($)(2)	Total ($)

Craig E. Dahl	2007	167,475	52,880	--	1,163	21,887	243,405
President, Chief Executive	2006	167,475	52,880	--	--	20,715	241,070
Officer and Director

(Table continues on following page)

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Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	All Other Compen- sation ($)(2)	Total ($)
John E. Robertson	2007	110,000	33,779	--	--	14,445	158,224
Senior Vice President and	2006	110,000	33,779	--	--	13,215	156,994
Chief Credit Officer

Leslie Dahl	2007	100,535	29,356	--	4,651	15,673	150,215
Senior Vice President and	2006	100,535	29,356	--	--	12,764	142,655
Chief Lending Officer

(1)	Represents the dollar amount recognized for financial statement reporting purposes in 2007, calculated pursuant to the provisions of FAS 123R. For a discussion of valuation assumptions, see Note 14 of the Notes to Consolidated Financial Statements in Alaska Pacific's Annual Report on Form 10-KSB for the year ended December 31, 2007.
(2)	For 2007, represents the following: for Mr. Dahl, employer contributions to 401(k) Plan and ESOP of $6,699 and $10,668, respectively, automobile allowance of $3,600 and club dues of $920; for Mr. Robertson, employer contributions to 401(k) Plan and ESOP of $3,240 and $6,685, respectively, automobile allowance of $3,600 and club dues of $920; and for Ms. Dahl, employer contributions to 401(k) Plan and ESOP of $5,027 and $6,126, respectively, automobile allowance of $3,600 and club dues of $920. For 2006, represents the following: for Mr. Dahl, employer contributions to 401(k) Plan and ESOP of $6,699 and $9,496, respectively, automobile allowance of $3,600, and racquet club dues of $920; for Mr. Robertson, employer contributions to 401(k) Plan and ESOP of $3,240 and $5,455, respectively, automobile allowance of $3,600, and racquet club dues of $920; and for Ms. Dahl, employer contributions to 401(k) Plan and ESOP of $4,459 and $4,985, respectively, automobile allowance of $2,400 and club dues of $920.

Employment and Severance Agreements

        Employment Agreement. We have entered into an employment agreement with Craig E. Dahl. Under this agreement, Mr. Dahl's current base salary is $167,475 and may be increased at the discretion of the Board of Directors. The employment agreement has a two year term and on the anniversary of its commencement date, the term may be extended by the Board of Directors for an additional year unless a termination notice is given by Mr. Dahl. The employment agreement is terminable by the Board at any time; however, other than in the case of just cause or in certain events specified by federal regulations, Mr. Dahl will be entitled to receive compensation and benefits due under the employment agreement, as described below under "Potential Payments Upon Termination."

        Change in Control Severance Agreements. Alaska Pacific Bank has entered into change in control severance agreements with John E. Robertson and Leslie Dahl. Each of the severance agreements has a term of three years and automatically extends one additional day each day unless either the Bank or the executive elects not to extend the agreement further by giving written notice to the other party. Upon such notice, the agreement would end three years from the date of notice. The severance agreements provide for severance payments and other benefits following a change in control, as described below under "Potential Payments Upon Termination."

Outstanding Equity Awards

        The following information with respect to exercisable and unexercisable options and unvested restricted stock as of December 31, 2007 is presented for the named executive officers. We do not have any equity incentive plans; therefore, these columns have been omitted from the table below.

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	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expir- ation Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)

Craig E. Dahl	16,080	--	9.75	07/20/10	--	--
		3,400 (1)	25.50	09/21/17	--	--

John E. Robertson	2,400	--	17.50	02/03/13	--	--

Leslie Dahl	1,000	--	9.75	07/20/10	--	--
	480	1,920 (2)	25.50	09/21/17	--	--

(1)     Award vests ratably over the five-year period from the grant date, with the first 20% vesting one year after the grant date.
(2)     Options to purchase 480 shares vest on each of the following dates: April 20, 2008, April 20, 2009, April 20, 2010 and April 20, 2011.

Potential Payments Upon Termination

        We have entered into agreements with the named executive officers that provide for potential payments upon disability, termination and death. In addition, our equity plans also provide for potential payments upon termination. The following table shows, as of December 31, 2007, the value of potential payments and benefits following a termination of employment under a variety of scenarios.

	Involuntary Termination ($)	Involuntary Termination Following Change in Control ($)	Death ($)	Disability ($)

Craig E. Dahl
Employment Agreement	378,724	651,340	--	91,779
Equity Plans	--	--(1)	--	--

John E. Robertson
Severance Agreement	--	395,828	--	--
Equity Plans	--	--	--	--

Leslie Dahl
Severance Agreement	--	395,268	--	--
Equity Plans	--	--(1)	--	--

(1)	The exercise price of unvested options exceeded the closing market price of Alaska Pacific's stock on December 31, 2007

        Employment Agreement. Mr. Dahl's employment agreement may be terminated by us at any time, or by Mr. Dahl because of a material decrease in, or interference with, his duties, responsibilities or benefits (an "involuntary termination"). If Mr. Dahl's employment is terminated by us without cause or without his consent, or Mr. Dahl suffers an involuntary termination, other than after a change in control, we would be required to honor the terms of the agreement through the expiration of the then current term, including payment of his base salary and continuation of his employee benefits. After termination, salary would be payable by us as if Mr. Dahl were still employed and his employee benefits would be the same as if his employment had not been terminated.

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        Mr. Dahl may voluntarily terminate his employment upon 90 days' notice to us, or such shorter time as agreed upon by Mr. Dahl and the Board of Directors. In the event of a voluntary termination, we would only be obligated to continue to pay Mr. Dahl's salary and provide benefits under the employment agreement only through the date of termination.

        The employment agreement provides for a severance payment and other benefits if Mr. Dahl's employment is terminated following a change in control. If, after a change in control, Mr. Dahl's employment is terminated by us or Mr. Dahl suffers an involuntary termination, we must (1) pay to him a lump sum in amount equal to 299% of the average of his five preceding years' compensation and (2) provide to him during the remaining term of the employment agreement substantially the same group life insurance, hospitalization, medical, dental, prescription drug and other health benefits, and long-term disability insurance (if any) for the benefit of Mr. Dahl and his dependents and beneficiaries who would have been eligible for these benefits if he had not been terminated.

        The employment agreement also provides for benefits in the case of death or disability. In the event of Mr. Dahl's death prior to any termination of employment, we will pay to Mr. Dahl's estate, or such person as he may have previously designated, the salary which was not previously paid and which he would have earned if he had continued to be employed under the agreement through the last day of the calendar month in which he died, together with the benefits under the agreement through that date. If Mr. Dahl becomes entitled to benefits under the terms of our then-current disability plan (if any), or becomes otherwise unable to fulfill his duties under the employment agreement, he will be entitled to receive such group and other disability benefits, if any, as are then provided by us for executive employees. In the event of such disability, the employment agreement is not suspended, except that: (1) the obligation to pay Mr. Dahl's salary will be reduced in accordance with the amount of disability income benefits he receives ( if any) such that, on an after-tax basis, he would realize from the sum of disability income benefits and the salary the same amount as he would realize on an after-tax basis from the salary if the obligation to pay the salary were not reduced; and (2) upon a resolution adopted by a majority of the disinterested members of the Board of Directors, we may discontinue payment of Mr. Dahl's salary beginning six months following a determination that he has become entitled to benefits under the disability plan or otherwise unable to fulfill his duties under the employment agreement.

        Change in Control Severance Agreements. Alaska Pacific Bank has entered into Change in Control Severance Agreements with Mr. Robertson and Ms. Dahl. If, after a change in control, the executive's employment is terminated by Alaska Pacific Bank or by the executive within 12 months of the change in control because of a material diminution of, or interference with, his or her duties, responsibilities or benefits, Alaska Pacific Bank must (1) pay the executive his or her salary through the date of termination, at the time such payments are due; (2) continue to pay, for a period of 36 months following the date of termination, for the life, health and disability coverage that is in effect for the executive and his or her eligible dependents at the time the notice of termination is given; and (3) pay to the executive in a lump sum in cash an amount equal to 299% of the average of the executive's five preceding years' compensation, less the aggregate present value of the payments or benefits, if any, in the nature of compensation for the benefit of the executive, arising under any other plans or arrangements between the executive and Alaska Pacific or any of its consolidated subsidiaries, which constitute "parachute payments" under Section 280G of the Internal Revenue Code.

        Equity Plans. Our 2000 Stock Option Plan, 2000 Management Recognition Plan and 2003 Stock Option Plan provide for accelerated vesting of awards in certain circumstances. With respect to stock options and stock appreciation rights, if a tender offer or exchange offer for shares is commenced, or if a change in control occurs, all options and rights granted and not fully exercisable shall become exercisable in full upon the happening of that event. With respect to restricted stock, if a tender offer or exchange offer for shares is commenced, or if a change in control occurs, at the election of a participant within 60 days following that date, the restricted period will lapse and all shares awarded as restricted stock will become fully vested. If the participant makes no election, the share will continue to be vested in accordance with the other provisions of the award.

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AUDIT COMMITTEE MATTERS

Audit Committee Charter

        The Audit Committee operates pursuant to a charter approved by our Board of Directors. The Audit Committee reports to the Board of Directors and is responsible for overseeing and monitoring our financial accounting and reporting, the system of internal controls established by management and the audit process. The Audit Committee charter sets out the responsibilities, authority and specific duties of the Audit Committee. The charter specifies, among other things, the structure and membership requirements of the Audit Committee, as well as the relationship of the Audit Committee to the independent auditor, the internal audit department and management of Alaska Pacific.

Audit Committee Report

        The Audit Committee has issued the following report with respect to Alaska Pacific's audited financial statements for the fiscal year ended December 31, 2007:

The Audit Committee has completed its review and discussion of the 2007 audited financial statements with management;

The Audit Committee has discussed with Moss Adams LLP, the independent auditor, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

The Audit Committee has received the written disclosures and letter from the independent auditor required by Independence Standards Board No. 1, Independence Discussions with Audit Committee, as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with the independent auditor its independence from Alaska Pacific; and

Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the fiscal 2007 audited financial statements be included in Alaska Pacific's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007.

        Submitted by the Audit Committee of Alaska Pacific's Board of Directors:

Scott C. Milner (Chairman)
Hugh N. Grant
Roger Grummett
Eric McDowell

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under such acts.

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

        Moss Adams LLP was our independent auditor for the fiscal year ended December 31, 2007. The Board of Directors has appointed Moss Adams LLP as our independent auditor for the fiscal year ending December 31, 2008, subject to approval by stockholders. A representative of Moss Adams LLP is expected to be present at the annual meeting to respond to stockholders' questions and will have the opportunity to make a statement.

        The following table sets forth the aggregate fees billed to Alaska Pacific by Moss Adams LLP for professional services rendered during the fiscal years ended December 31, 2007 and 2006.

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	Year Ended
	December 31,
	2007	2006

Audit Fees	$94,749	$76,467
Audit-Related Fees	19,800	675
Tax Fees	6,923	6,000
All Other Fees	2,448	1,026

        The Audit Committee will establish general guidelines for the permissible scope and nature of any permitted non-audit services to be provided by the independent auditor in connection with its annual review of its charter. Pre-approval may be granted by action of the full Audit Committee or by delegated authority to one or more members of the Audit Committee. If this authority is delegated, all approved non-audit services will be presented to the Audit Committee at its next meeting. In considering non-audit services, the Audit Committee or its delegate will consider various factors, including but not limited to, whether it would be beneficial to have the service provided by the independent auditor and whether the service could compromise the independence of the independent auditor. For the year ended December 31, 2007, the Audit Committee of the Board of Directors determined that the services performed by Moss Adams LLP other than audit services are compatible with Moss Adams LLP maintaining its independence. For the year ended December 31, 2007, the Audit Committee approved all, or 100%, of the services provided by Moss Adams LLP that were designated as audit-related fees, tax fees and all other fees as set forth in the table above.

        If the ratification of the appointment of Moss Adams LLP is not approved by a majority of the votes cast by stockholders at the annual meeting, other independent public accountants will be considered by the Board of Directors.

       The Board of Directors recommends that you vote "for" the ratification of the appointment of Moss Adams LLP as our independent auditor for the fiscal year ending December 31, 2008.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act requires our executive officers and directors, and persons who own more than 10% of any registered class of Alaska Pacific's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of the forms we have received and written representations provided to us by the above-referenced persons, we believe that, during the fiscal year ended December 31, 2007, all filing requirements applicable to its reporting officers, directors and greater than 10% stockholders were properly and timely complied with, except that Messrs. Milner, Allen, Dahl and Bourque and Ms. Chapman and Ms. Pierce each filed a late Form 4 covering one transaction. Ms. Pierce's Form 3 was also filed late.

MISCELLANEOUS

        The Board of Directors is not aware of any business to come before the meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that proxies in the accompanying form, that are properly executed and dated, will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

        We will bear the cost of solicitation of proxies, and will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Alaska Pacific's common stock. In addition to solicitations by mail, our directors, officers and regular employees may solicit proxies personally or by facsimile or telephone without additional compensation.

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        Alaska Pacific's 2007 Annual Report to Stockholders, including consolidated financial statements, has been mailed to all stockholders of record at the close of business on the voting record date. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to us. The Annual Report is not to be treated as part of the proxy solicitation material or having been incorporated herein by reference.

        A copy of Alaska Pacific's Form 10-KSB for the fiscal year ended December 31, 2007 as filed with the SEC, will be furnished without charge to stockholders of record as of the close of business on the voting record date upon written request to Gillian R. Hays, Secretary, Alaska Pacific Bancshares, Inc., 2094 Jordan Avenue, Juneau, Alaska 99801, or can be accessed via the Investor Relations section of our website at www.alaskapacificbank.com.

STOCKHOLDER PROPOSALS

        Proposals of stockholders intended to be presented at our annual meeting next year must be received by us no later than December 9, 2008 to be considered for inclusion in the proxy solicitation materials and form of proxy relating to that meeting. Any such proposals shall be subject to the requirements of the proxy solicitation rules adopted under the Securities Exchange Act.

        In addition, our Articles of Incorporation provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before a meeting of stockholders, the stockholder must deliver written notice of such nominations and/or proposals to the Secretary not less than 30 nor more than 60 days prior to the date of the meeting; provided that if less than 31 days' notice of the meeting is given to stockholders, the written notice must be delivered or mailed not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. As specified in the Articles of Incorporation, the written notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as a director, including the person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and certain information regarding the stockholder giving the notice. The notice with respect to business proposals to be brought before the annual meeting must state the stockholder's name, address and number of shares of common stock held, and briefly discuss the business to be brought before the meeting, the reasons for conducting such business at the meeting and any interest of the stockholder in the proposal. A copy of our Articles of Incorporation may be obtained from us by written request.

BY ORDER OF THE BOARD OF DIRECTORS

/s/Gillian R. Hays

GILLIAN R. HAYS
SECRETARY

Juneau, Alaska
April 8, 2008

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Appendix A

Alaska Pacific Bancshares, Inc.
Audit Committee Charter

MISSION STATEMENT

Independence and Role

The Audit committee is appointed by the Board of Directors of Alaska Pacific Bancshares, Inc. to assist the board in monitoring:

            1)     the integrity of the financial statements of the company,

            2)     the company's system of internal control,

            3)     the independence and performance of the company's independent public accountants and,

            4)     compliance by the company with legal and regulatory requirements.

MEMBERSHIP

The Audit Committee shall consist of at least three directors, all of whom will be outside directors.

Each member of the Audit Committee shall be, or must become within a reasonable period of time after his or her appointment, financially literate and at least one member of the committee shall have accounting or related financial management expertise.

MEETINGS

The Audit Committee shall meet at least four times annually, and may meet more frequently as circumstances warrant.

The Audit Committee shall meet with the company's internal auditor, independent public accountants, Chief Operating Officer or chief financial officer in separate executive sessions whenever the committee shall deem it appropriate.

The Audit Committee shall review with the general counsel of the company the status of legal matters that may have a material impact on the company's compliance policies, and any material reports or inquiries received from regulators or governmental agencies.

RESPONSIBILITIES

The Audit Committee shall review with management and the company's independent public accountants:

        1)     upon completion of the audit, the annual financial statements of the company, the independent public accountant's reports thereon and other relevant financial information,

       2)      prior to the filing of any Form 10-Q, the results of the interim financial review with the committee or its chairman, when required of the independent public accountants by the auditing standards.

The Audit Committee is not responsible for planning or conducting audits or determining the accuracy, completeness or conformity of financial statements.

A-1

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The Audit Committee shall review:

1)	the annual audited financial statements with management, the company's internal auditors and independent public accountants, and discuss major changes or other issues regarding accounting principles and practices, significant financial reporting issues, and judgments about the quality, not just acceptability, of the company's accounting principles as applied in its financial reporting;

2)	recommendations made by the company's internal auditors and independent public accountants with respect to the accounting methods and the adequacy of the system of internal control used by the company;

3)	the audit plans of the company's internal auditors and independent public accountants;

4)	reports concerning compliance with governmental laws and regulations with the company's policies relating to business practices and procedures, ethics, conflicts of interest, perquisites, and use of corporate assets and

5)	the company's activities with respect to compliance with laws and regulations.

After such reviews, the Audit Committee shall report thereon to the Board of Directors and prepare and file any other required reports.

Independent Accountants

The Audit Committee shall instruct the company's independent public accountants that they are ultimately accountable to the Board of Directors and the Audit Committee, and that the Board and Committee are responsible for the selection subject to shareholder approval, evaluation, and termination of such independent accountants.

As part of its review of auditor qualifications, the Audit Committee shall consider management's plans for engaging the independent public accountants for non-audit services.

Investigations and Projects

The Audit Committee shall have the power to conduct or authorize special investigations or projects, which it considers necessary to discharge its duties and responsibilities. It shall have the power to retain independent outside accountants, counsel or others to assist in the conduct of any investigation and may utilize the company's general counsel, internal auditors or compliance officer for such purpose.

Charter Review

The Audit Committee shall reassess and review annually the adequacy of this charter.

Report

The Audit Committee shall approve the report required to be included in the company's annual proxy statement after having completed the discussion and reviews and having considered the matters required in connection with the report. The report shall include the committee's recommendations to the board concerning the inclusion of the audited financial statements in the company's Annual Report on Form 10-K.

ADMINISTRATION

Management will assure that accurate minutes are prepared for all committee meetings. Copies of minutes of all committee meetings will be provided to committee members as part of the regular meeting packet following a committee meeting. All meetings will be conducted in accordance with the established agenda, which will be determined by the Chairperson of the Committee before a scheduled meeting.

A-2

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Appendix B

Alaska Pacific Bancshares, Inc.
Compensation Committee Charter

MISSION STATEMENT

The Committee annually reviews the report prepared by the Alaska Pacific Bank Compensation Committee on the compensation levels for the President and CEO and Chief Finanical Officer.

MEMBERSHIP

The Committee shall be composed of three or more outside directors appointed annually by the Chairman of the Board.

MEETINGS

The Committee will meet at least once a year.

RESPONSIBILITIES

Review the Recommendations from the Bank Compensation Committee on compensation levels for the President and CEO and the Chief Finanical Officer

Review report from the Bank's Human Resources Committee regarding the annual performance evaluation for the President and CEO and Chief Finanical Officer as it relates to the compensation levels for the President and CEO and Chief Finanical Officer

Review report from the Bank Compensation Committee on the results of its P3 Incentive Compensation Plan as it relates to the compensation levels for the President and CEO and Chief Finanical Officer

ADMINISTRATION

Management shall ensure that accurate minutes are prepared for all committee meetings. Draft minutes of all committee meetings shall be provided to committee members as part of the Board package at the regular meeting following a committee meeting. All meetings shall be conducted in accordance with an agenda set by the Committee Chair.

B-1

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REVOCABLE PROXY
 ALASKA PACIFIC BANCSHARES, INC.

ANNUAL MEETING OF STOCKHOLDERS
MAY 20, 2008

        The undersigned hereby appoints the official Proxy Committee of the Board of Directors of Alaska Pacific Bancshares, Inc. ("Company"), consisting of Robert E. Allen, Jr., Scott C. Milner and BethAnn Chapman, with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the Gastineau Suite of the Westmark Baranof Hotel located at 127 North Franklin Street, Juneau, Alaska, on Tuesday, May 20, 2008, at 11:00 a.m., local time, and at any and all adjournments thereof, as follows:

		VOTE FOR	VOTE WITHHELD

1.	The election as director of the nominees listed below (except as marked to the contrary below).	[ ]	[ ]

For a two-year term:
Maxwell S. Rule

For a three-year term:
Craig E. Dahl
Hugh N. Grant
Eric McDowell

INSTRUCTIONS: To withhold your vote
for any individual nominee, write the
nominee's name on the line below.

		FOR	AGAINST	ABSTAIN

2.	The ratification of the appointment of Moss Adams LLP as independent auditor for the fiscal year ending December 31, 2008.	[ ]	[ ]	[ ]

3.	In their discretion, upon such other matters as may properly come before the meeting.

The Board of Directors recommends a vote "FOR" the listed proposals.

This proxy, properly signed and dated, will be voted as directed, but if no instructions are specified this proxy will be voted for the proposals stated. If any other business is presented at the annual meeting, this proxy will be voted by the Board of Directors in its best judgment. Presently, the Board of Directors knows of no other business to be presented at the meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.


THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        Should the undersigned be present and elect to vote in person at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

        The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders, and the 2007 Annual Report to Stockholders.

Dated: ______________________ , 2008

___________________________	___________________________
PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER

___________________________	___________________________
SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, indicate your full title. If shares are held jointly, only one registered holder need sign but both holders should sign, if possible.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

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